UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2006
                                  -------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)


          Delaware                     0-28815                  06-1241321
          --------                     -------                  ----------
State or other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)             File Number)          Identification No.)


      13  North Street, Litchfield, Connecticut             06759
      -----------------------------------------             -----
       (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 5.  Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers.
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         (d) At the June 29,  2006  meeting of the Board of  Directors  of First
Litchfield Financial Corporation (the "Company"), the Board voted to increase the number of Directors from 10 to 12. The Board elected two individuals to fill the vacancies created by the newly created directorships. John A. Brighenti of Canton, Connecticut, has been elected to the Board of Directors of the Company effective June 29, 2006. Mr. Brighenti will serve in the class of Directors whose terms are to expire at the 2008 Annual Meeting of Shareholders, and until their successors are elected and qualified. In addition, the Board of Directors of the Company's subsidiary, The First National Bank of Litchfield (the "Bank") voted to increase the number of Directors from 10 to 12. Mr. Brighenti has been elected to serve as a Director of the Bank effective June 29, 2006.

         The Company's Board also elected Patrick J. Boland of Litchfield, Connecticut to the Board of Directors of the Company effective July 27, 2006. Mr. Boland will serve in the class of Directors whose terms are to expire at the 2008 Annual Meeting of Shareholders, and until their successors are elected and qualified. Moreover, Mr. Boland has been elected to serve as a Director of the Bank effective July 27, 2006.

         At this time, neither Mr. Boland nor Mr. Brighenti have been appointed to any committees of the Board and the Company does not have any current expectations to appoint them to committees.

         There are no transactions since the beginning of the Company's last fiscal year or proposed transactions to which the Company was or is a party and in which either Mr. Boland or Mr. Brighenti has a direct or indirect material interest.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

         (c)      Exhibits.
                  99.1Press Release dated June 29, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  June 29, 2006                  First Litchfield Financial Corporation


                                       By: /s/ Joseph J. Greco
                                           ---------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer

                             (Exhibit 99.1 follows)


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